UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01. Other Events.

Joint Interview with Wall Street Reporter

On July 2, 2007, Joel Kanter, President of Echo Healthcare Acquisition Corp. (“Echo”), and Robert Wallace, Chief Executive Officer of XLNT Veterinary Care, Inc. (“XLNT”), conducted a joint interview with a representative of Wall Street Reporter (“WSR”). In the interview, Messrs. Kanter and Wallace discussed, among other things, the proposed merger of Echo and XLNT, the business of XLNT and the current business conditions of the veterinary care industry. WSR tentatively plans to publish the transcript of the interview on its website on July 3, 2007. A copy of the transcript is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

d) Exhibits

Exhibit 99.1
Transcript of Wall Street Reporter’s interview of Joel Kanter, President of Echo Healthcare Acquisition Corp., and Robert Wallace, Chief Executive Officer of XLNT Veterinary Care, Inc., on July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant) By: /s/ Joel Kanter Joel. Kanter President Date: July 3, 2007